SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2003

CORNERSTONE PROPANE PARTNERS, L.P

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-12499	77-0439862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

432 Westridge Drive, Watsonville, CA 95076
(Address of Principal Executive Offices, including Zip Code)

(831) 724-1921
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 7, 2003 announcing CornerStone Considers Sale as It Explores Alternatives for Future

Item 9.   Regulation FD Disclosure.

The Registrant hereby furnishes on the attached Exhibit 99.1, as Regulation FD Disclosure, its press release dated May 7, 2003.

Exhibit No.	Document Description

99.1	Press Release dated May 7, 2003.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CornerStone Propane Partners, L.P.

	/s/	Curtis G. Solsvig III
Date: May 7, 2003	By:	Curtis G. Solsvig III

	Its:	Chief Executive Officer